SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 18, 1997



                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



   Virginia                       1-9819                     52-1549373
(State or Other          (Commission File Number)          (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)

      10900 Nuckols Road, Glen Allen, Virginia               23060
      (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (804) 217-5800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.
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         This filing is made to effect the  incorporation  by  reference  of the accompanying exhibits in the Registration Statement of Dynex Capital, Inc. (the "Company") on Form S-3 (No. 333-10783) previously filed with the Securities and Exchange Commission ("SEC") and declared effective on March 24, 1997, and to supply information omitted from Item 14 of the above described Registration Statement (attached as Annex A). The exhibits and Item 14 information filed herewith relate specifically to the Company's proposed offering of Notes described in the Company's Prospectus dated July 14, 1997 and Prospectus Supplement dated July 14, 1997 which were filed with the SEC on July 16, 1997.


Item 7.           Exhibits.
-------           ---------

(c).     Exhibits.
         ---------

1.1  Underwriting   Agreement  by  and  between  the  Company  and   PaineWebber
     Incorporated and Smith Barney, Inc. dated July 14, 1997.

4.1 Executed Indenture by and between Dynex Capital, Inc. and Texas Commerce Bank National Association, as trustee, dated as of July 14, 1997.

4.2 Officers' Certificate relating to the resolution of the Board of Directors of the Company establishing the series of Securities consisting of the Notes.

4.3  Specimen of the Global Note representing the Senior Notes.

5.1  Legal Opinion of Venable, Baetjer and Howard, LLP.

8.1  Tax Opinion of Venable, Baetjer and Howard, LLP.

23.1 Consent of KPMG Peat Marwick, LLP.

23.2 Consent of Venable,  Baetjer and Howard, LLP (contained in Exhibits 5.1 and
     8.1 filed herewith).

99.1 Press release dated July 16, 1997.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 18, 1997                      RESOURCE MORTGAGE CAPITAL, INC.


                                            By:      /s/ Thomas H. Potts
                                                -----------------------------
                                                     Thomas H. Potts
                                                     President

                                                                         ANNEX A

Item 14.  Other Expenses of Issuance and Distribution


         The  estimated   expenses,   other  than  underwriting   discounts  and
commissions, in connection with the offering of the Notes are:


Registration Fee                                                     $37,879
Legal Fees and Expenses                                              100,000
Accounting Fees and Expenses                                           8,000
Blue Sky Qualification and Expenses including Counsel Fees             7,500
NASD Fee                                                                   0
Printing Expenses                                                     13,500
Transfer and Registrar Fees                                            5,000
Miscellaneous                                                          5,000
-------------                                                       --------
TOTAL                                                               $176,879
                                                                    --------

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




                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------

1.1  Underwriting   Agreement  by  and  between  the  Company  and   PaineWebber
     Incorporated and Smith Barney, Inc. dated July 14, 1997.

4.1 Indenture by and between Dynex Capital, Inc. and Texas Commerce Bank National Association, as trustee, dated as of July 14, 1997.

4.2 Officers' Certificate relating to the resolution of the Board of Directors of the Company establishing the series of Securities consisting of the Notes.

4.3  Specimen of the Global Note representing the Senior Notes.

5.1  Legal Opinion of Venable, Baetjer and Howard, LLP.

8.1  Tax Opinion of Venable, Baetjer and Howard, LLP.

23.1 Consent of KPMG Peat Marwick, LLP.

23.2 Consent of Venable,  Baetjer and Howard, LLP (contained in Exhibits 5.1 and
     8.1 filed herewith).

99.1 Press release dated July 16, 1997.

                                      -5-